SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 7, 2009
ZAP.COM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Nevada

(State or Other Jurisdiction of Incorporation)

000-27729	76-0571159

(Commission File Number)	(IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York	14618

(Address of Principal Executive Offices)	(Zip Code)
(585) 242-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On October 7, 2009, Ms. Corrine Glass resigned from the Board of Directors (the “Board”) of Zap.Com Corporation (the “Company”).
(d) On October 7, 2009, the Board of the Company elected Mr. Keith Hladek to fill the vacancy created by Ms. Glass’ resignation.
Mr. Hladek has been elected as a Class II director and will hold office until the Company’s Annual Meeting to be held in 2011. It is not expected that Mr. Hladek will be named to any committees of the Company.
Keith M. Hladek, 34, is Chief Financial Officer of Harbinger Capital Partners. Mr. Hladek is responsible for all accounting and operations of the funds and management companies including, portfolio accounting, valuation, settlement, custody, and administration of investments. Prior to joining Harbinger Capital Partners in 2009, Mr. Hladek was Controller at Silver Point Capital where he was responsible for accounting, operations and valuation for the funds and related financing vehicles. Prior to 2004, Mr. Hladek was the Assistant Controller at GoldenTree Asset Management and a fund accountant at Oak Hill Capital Management. Mr. Hladek started his career in public accounting at Anchin, Block & Anchin, focusing on audit and tax of financial services clients. Mr. Hladek received his Bachelor of Science in Accounting from Binghamton University. He is a Certified Public Accountant in New York.
There are no transactions to which the Company or any of its subsidiaries is a party in which Mr. Hladek has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On October 7, 2009, the Board of the Company amended Article IV, Section 4.1 of the Company’s Amended and Restated By-Laws (the “By-Laws”) to remove the requirement to create an Audit Committee and a Compensation Committee upon expansion of the size of the Board to three or more directors.
The text of the previous Article IV, Section 4.1, and the text of the amended Article IV, Section 4.1 of the By-Laws are attached to this report as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description

3.1	Text of Previous Article IV, Section 4.1 and Text of Amended Article IV, Section 4.1

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP.COM CORPORATION
Date: October 8, 2009	By:	/s/ Leonard DiSalvo
		Name:	Leonard DiSalvo
		Title:	Vice-President — Finance and CFO

Exhibit Index

Exhibit No.	Description

3.1	Text of Previous Article IV, Section 4.1 and Text of Amended Article IV, Section 4.1

4